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                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        The Hartford Mutual Funds, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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HARTFORD CALL SCRIPT
Hello, I'm trying to reach (shareholder name) is he/she available? My name is ______ and I'm calling on a recorded line regarding your investment in _______ Fund. We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back. Would you like to register a vote along with the recommendations of your Board?

(IF SHAREHOLDER INDICATES THAT THEY HAVE NOT RECEIVED THEIR PROXY PACKAGE, THEIR INFORMATION WILL BE RECORDED AND A REMAIL REQUESTED. REPRESENTATIVE WILL ADVISE THE SHAREHOLDER OF THE VARIOUS VOTING METHODS THAT CAN BE USED)

IF YES, MOVE FORWARD TO VOTING SECTION.

VOTING SECTION:
I am recording your ____ vote. For verification purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? A printed confirmation will be sent to (address). (FOR CORPORATIONS, NEED TO REVIEW REGISTRATION WITH SHAREHOLDER TO CONFIRM IDENTITY)

Thank you for your time and your vote Mr./Mrs. __________. Have a good _____.

IF NO, THEN:

(CAN USE APPROPRIATE REBUTTAL, SEE BELOW)

IF NO, THEN:

Would you like to review the proposals and vote separately on each item?

IF YES:

(REPRESENTATIVE WILL REVIEW EACH PROPOSAL FROM THE PROXY CARD AND USE THE PROXY STATEMENT Q&A AS NEEDED)

The Board recommends a vote in favor of all proposals. How would you like to register your vote?

(MOVE FORWARD TO VOTING SECTION)

IF NO, THEN:

Would you like to register your vote at all today?

(REPRESENTATIVE SHOULD BE PREPARED TO REGISTER A FOR, AGAINST OR ABSTAIN VOTE)

IF YES, MOVE TO VOTING SECTION

IF NO, THEN:

Do you have a pen and paper handy? I would like to leave you with our toll free number. If you have any questions or would like to quickly vote your shares over the phone, please call Georgeson toll free at 1-888-999-3559. Your participation would be greatly appreciated. Thank you for your time. Have a good day/evening.


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POSSIBLE REBUTTALS

MY SPOUSE TAKES CARE OF IT...
I understand Mr./Mrs. Is your wife/husband available to speak with me?
(IF WIFE/HUSBAND IS UNAVAILABLE)
CSR: " Mr./ Mrs. Your vote is very important to the fund. As your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals with you. This would only take a brief moment of your time."

I DON'T KNOW HOW TO VOTE....
I DON'T KNOW THE PROPOSALS...
I would be happy to review the proposals with you. I cannot recommend how you should vote, but I can tell you that your board of directors has reviewed each proposal and believe the proposals are in the best interest of the fund and its shareholders. Would you like to register a vote along with the recommendations of your board?

I DON'T WANT TO BE CALLED AGAIN (A DNC CALL)
I am very sorry. I will modify your account to ensure that you will not be called again. Once again I apologize for any inconvenience.

MY BROKER TAKES CARE OF IT...
I understand that they help you choose the funds, however if you do not provide instructions to your broker regarding how you wish to vote, your broker generally will not have the discretion to vote your shares without your instruction. I can go over the proposals quickly for you now if you wish.

WHY ARE YOU CALLING ME?
(Fund name) has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven't received it back, so we're calling to encourage you to vote your shares. Mr. / Mrs. / Miss
.... Would you like to register a vote along with the recommendations of your
Board?

Your Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. Mr. / Mrs. / Miss ... Would you like to register a vote along with the recommendations of your Board?

I DON'T HAVE ENOUGH SHARES TO VOTE...
Mr. / Mrs. / Miss. ... every vote is important to the fund and helps bring the fund a step closer to holding the meeting.
Voting now gives you the opportunity to offer input into how your fund invests your money. Would you like to register a vote along with the recommendations of your Board?

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I AM NOT INTERESTED...
I understand Mr. / Mrs. / Miss..... Your vote is very important to the fund and it will only take a very brief moment to register your vote with us today over the phone and it would ensure that your voice is heard at the meeting.
Would you like to register a vote along with the recommendations of your Board?

I DON'T HAVE THE TIME RIGHT NOW...
I understand Mr. / Mrs. / Miss ..........., however, your vote is very important. Voting now will only take a brief moment of your time. Would you like to register a vote along with the recommendations of your Board?

I DON'T WANT TO VOTE OR I NEVER VOTE...
Mr. / Mrs. / Miss. .... Your vote is very important to the fund. Your board needs a certain percentage of votes before the meeting can be held. Would you like to register a vote along with the recommendations of your Board?

I'VE ALREADY MAILED IN MY PROXY...
1. If the shareholder's vote shows as 'Tabulator Received' or as Voted in Proxy 01, then simply thank them for voting and disposition as HAS.

2.  If the shareholder's vote does not yet show in Proxy 01 then continue ......
    "Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded."

   If s/h says "Yes", then continue by asking for the vote as per the script:

"Your Board of Directors is recommending shareholders vote (Vote recommended) the proposals. Would you like to register a vote along with the recommendations of your Board?"

I DON'T ACCEPT THESE TYPES OF CALLS...
I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I did want to let you know that this call is in regards to your current investment in the _____________and we were simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote today?